                       SECURITIES AND EXCHANGE COMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 22, 1999

                          LIFE FINANCIAL CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                     0-22193              33-0743196
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)     (IRS EMPLOYER
     OF INCORPORATION)                                  IDENTIFICATION NO.)

10540 MAGNOLIA AVENUE, SUITE B, RIVERSIDE, CA                  92505
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)

                                (909) 637-4000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b)  New Independent Accountants

               On October 21, 1999, the Company's Board of Directors, acting upon the recommendation of the Audit Committee of the Board, engaged Grant Thornton LLP as the Company's independent accountants for the fiscal year ended December 31, 1999, to audit the Company's financial statements. During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging Grant Thornton LLP, neither the Company nor anyone on its behalf consulted Grant Thornton LLP regarding (i) either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or (b) the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LIFE FINANCIAL CORPORATION



                                    By:   /s/   Robert K. Riley
                                          ---------------------------------
                                          Robert K. Riley
                                          President and Chief Executive Officer
                                          October 22, 1999